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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                        Date of Report: January 28, 1998


                         THE McGRAW-HILL COMPANIES, INC.
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             (Exact Name of Registrant as specified in its charter)


   New York                          1-1023                    13-1026995
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(State or other                    (Commission               (IRS  Employer
jurisdiction of                    File No.)               Identification No.)
incorporation or
organization)


             1221 Avenue of the Americas, New York, New York, 10020
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               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 512-2000
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              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS

      At a meeting held on January 28, 1998 by the Registrant's Board of Directors, the Board announced that Harold McGraw III would become the Chief Executive Officer of the Registrant, effective following the Annual Meeting of Shareholders on April 29, 1998. Mr. McGraw shall retain the office of President of the Registrant. The Board also announced at its January 28, 1998 meeting that Joseph L. Dionne shall continue as Chairman of the Board of Directors of the Registrant following the Annual Meeting of Shareholders on April 29, 1998.
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ITEM 7. EXHIBITS

      (99) Press release of the Registrant issued January 28, 1998.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE McGRAW-HILL COMPANIES, INC.

                                    By: /s/ Kenneth M. Vittor
                                        ____________________________________
                                          Kenneth M. Vittor
                                          Senior Vice President and
                                          General Counsel



Date: January 29, 1998
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                                  EXHIBIT INDEX
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
Exhibit No.
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
   (99)           Press release of the Registrant issued January 28, 1998.
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